Exhibit A

to

Annual Report Concerning Foreign Utility Companies

on

Form U-33-S for the Fiscal Year ended
December 31, 2002

Filed by

SEMPRA ENERGY

The following organizational chart shows the relationship of Sempra Energy and its system public-utility companies to each foreign utility company:

ORGANIZATIONAL CHART
OF SEMPRA ENERGY UTILITIY COMPANIES
(As of December 31, 2002)

SEMPRA Energy
Enova Corporation
San Diego Gas & Electric Company*
Frontier Utilities of North Carolina, Inc.
Frontier Energy, LLC*
Pacific Enterprises
Southern California Gas Company*
Penobscot Natural Gas Company, Inc.
Bangor Gas Company LLC*
Sempra Energy Global Enterprises
Sempra Energy International
DGN de La Laguna-Durango, S. de R.L. de C.V. (1%)*
Pacific Enterprises International
Enova International
Sempra Energy Mexico, S.A. de C.V. (99.999%)
DGN de Chihuahua, S. de R.L. de C.V. (47.5%)*
DGN de La Laguna-Durango, S. de R.L. de C.V. (99%)*
Distribuidora de Gas Natural de Mexicali, S. de R.L. de C.V. (30%)*
Sempra Energy International (España) S.L.
Sempra Energy International Holdings B.V.
Sempra Energy International Canada Ltd.
Pacific Enterprises International Canada Ltd.
DGN de Chihuahua, S. de R.L. de C.V. (47.5%)*
Distribuidora de Gas Natural de Mexicali, S. de R.L. de C.V. (30%)*
Sempra Energy International Asociación en Participación (25.6%)
Inversiones Sempra-PSEG Chile Limitada (50%)
Chilquinta Energía S.A. (99.99%)*
I.T.O. International Technical Operators A.V.V. (100%)
Inversiones Sempra-PSEG Chile IV S.A. (99.99%)
Ontario Quinta A.V.V. (55.29%)
Luz del Sur S.A.A. (61.16%)*
Energy Business International A.V.V. (99.99%)
Luz del Sur S.A.A. (3.83%) *
Peruvian Opportunity Company S.A.C. (50%)
Luz del Sur S.A.A. (22.89%)*
Ontario Quinta A.V.V. (44.71%)
Luz del Sur S.A.A. (61.16%)*
Sempra Energy International Chile Holdings I B.V (99.89%)
Sempra Energy (Denmark-1) ApS (100%)
Sodigas Pampeana S.A. (43.09%)
Camuzzi Gas Pampeana S.A. (86.09%) *
Sodigas Sur S.A. (43.09%)
Camuzzi Gas del Sur S.A. (90%) *
Sempra Energy International Asociación en Participación (74.4%)
Inversiones Sempra-PSEG Chile Limitada (50%)
Chilquinta Energía S.A. (99.99%)*
I.T.O. International Technical Operators A.V.V. (100%)
Inversiones Sempra-PSEG Chile IV S.A. (99.99%)
Energy Business International A.V.V. (99.99%)
Luz del Sur S.A.A. (3.83%) *
Ontario Quinta A.V.V. (55.29%)
Luz del Sur S.A.A. (61.16%)*
Peruvian Opportunity Company S.A.C. (50%)
Luz del Sur S.A.A. (22.89%)*
Ontario Quinta A.V.V. (44.71%)
Luz del Sur S.A.A. (61.16%)*
Tecnored S.A. (50%)
Energy Business International A.V.V. (0.01%)
Luz del Sur S.A.A. (3.83%)*

* The utility companies are noted with an asterisk.